UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                Date of Report (Date of earliest event reported)
                                October 26, 2004


                              OCEAN BIO-CHEM, INC.



           Florida                 2-70197                     59-1564329
          --------                 --------                   -------------
(State or other jurisdiction  (Commission File Number)      IRS Employer Identi-
  of Incorporation)                                           fication Number)
                            4041 S.W. 47 Avenue
                          Fort Lauderdale, Florida          3314
               (Address of Principal Executive Offices)   (Zip Code)


                                 (954) 587-6280
              (Registrant's telephone number, including area code)

            (Former name of Registrant, if changed since last report)
                                       N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ( ) Written communication pursuant to Rule 425 under the Securities Act (17
           CFR 230.425)

     ( ) Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
           CFR 240.14a-12)

     ( ) Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ( ) Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

     As of October 26, 2004, our president and Chief Executive Officer, Peter G. Dornau, was the beneficial owner of approximately 51% of our issued and outstanding common stock. Because he controls in excess of 50% of the voting power of our common stock, we fall within the "Controlled Company Exemption" provided by NASDAQ Rule 4350(c) exempting us from the NASDAQ requirement to have independent Nominating and Compensation Committees of our Board of Directors. Our Nominating and Compensation Committees are not independent.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Ocean Bio-Chem, Inc.


                                                   /s/ Peter G. Dornau
                                                   -----------------------
                                                   Peter G. Dornau
                                                   Chairman of the Board and
                                                   Chief Executive Officer